THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund® 5

Lincoln National Variable Annuity Account H
American Legacy III® Plus

Lincoln Life Variable Annuity Account N
ChoicePlusSM Bonus, ChoicePlusSM II Bonus
ChoicePlus AssuranceSM Bonus, ChoicePlus AssuranceSM Prime

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy III® Plus

Lincoln New York Account N for Variable Annuities
ChoicePlusSM II Bonus, ChoicePlus AssuranceSM Bonus
ChoicePlus AssuranceSM Prime

Supplement dated September 5, 2013 to the Prospectus dated May 1, 2013

This supplement outlines changes to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The Contracts – Death Benefits. The statements regarding same sex marriages and the Defense of Marriage Act in the third paragraph of the General Death Benefit Information section has been revised as follows:

Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law.  You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Federal Tax Matters.  The following paragraph is added to the Federal Tax Matters section of your prospectus:

Special Considerations for Same-Sex Couples. The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

All other provisions of your prospectus not discussed in this supplement remain unchanged. Please keep this supplement with your prospectus for future reference.